UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 27, 2017

AMPIO PHARMACEUTICALS, INC.

(Exact name of registrant as specified in Charter)

Delaware	001-35182	26-0179592
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

373 Inverness Parkway, Suite 200

Englewood, Colorado 80112

(Address of principal executive offices, including zip code)

(720) 437-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 27, 2017, Ampio Pharmaceuticals, a Delaware corporation (the “Company”), entered into a Waiver and Consent Letter Agreement (the “Waiver and Consent Agreement”) with CVI Investments, Inc. (“CVI”), amending the terms of warrants previously issued to CVI on September 1, 2016. Pursuant to the terms of that certain Securities Purchase Agreement, dated August 29, 2016, the Company had issued 5,000,000 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and warrants to purchase up to 5,000,000 shares of Common Stock (the “Original Warrants”) with an exercise price of $1.00 per share (the “Warrant Exercise Price”) to CVI, at a combined offering price of $0.75 per share of Common Stock and accompanying Original Warrants.

Under the Waiver and Consent Agreement, CVI has waived the right to have the Warrant Exercise Price reduced and the number of Shares of Common Stock underlying the Warrant increased in the event the Company secures any financing, including debt, which includes issuing or selling shares of Common Stock for a price per share less than the Warrant Exercise Price. CVI also waived the prohibition on the Company’s ability to issue or sell shares of its Common Stock, options or convertible securities at a price which varies or may vary with the market price of the Common Stock or pursuant to an equity credit line or similar “at-the-market” offering. The waivers are permanent.

In return, the Company agreed to reduce the exercise price of the Original Warrants from $1.00 per share of Common Stock to $0.40 per share of Common Stock and to not issue or sell any shares of its capital stock for a period of 10 trading days following the execution of the Waiver and Consent Agreement. All other terms of the Original Warrants remain the same.

The foregoing summary of the terms of the Waiver and Consent Agreement is subject to, and qualified in its entirety by, such Waiver and Consent Agreement attached herewith as Exhibit 10.1, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Waiver and Consent Agreement, dated as of March 27, 2017, by and between Ampio Pharmaceuticals, Inc. and CVI Investments, Inc.

99.1	Press Release of Ampio Pharmaceuticals, Inc. issued March 28, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPIO PHARMACEUTICALS, INC.

By:	/s/ Gregory A. Gould
Gregory A. Gould Chief Financial Officer

Dated: March 28, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	Waiver and Consent Agreement, dated as of March 27, 2017, by and between Ampio Pharmaceuticals, Inc. and CVI Investments, Inc.

99.1	Press Release of Ampio Pharmaceuticals, Inc. issued March 28, 2017.